Press Release

Ness Technologies Announces Fourth Quarter
and Full Year 2007 Financial Results

Hackensack, NJ - February 5, 2008 - Ness Technologies, Inc. (NASDAQ: NSTC), a global provider of IT services and solutions, today announced financial results for the quarter and full year ended December 31, 2007.

Fourth Quarter and Full Year 2007 Highlights:

•	Quarterly revenues were a record $170.0 million, up 29% year-over-year, while full year revenues were a record $562.3 million, up 19% year-over-year.

•
On a GAAP basis, the company had a fourth quarter operating loss of $5.5 million, a net loss of $7.1 million and an $0.18 diluted net loss per share. On a full year basis, operating income was $15.6 million, net income was $10.1 million and diluted net earnings per share was $0.26.

•
As recently announced, last week the company signed a settlement agreement in a long-running dispute with a client. Under the terms of the agreement, Ness paid $9 million to the client to settle the arbitration. In addition to the payment, Ness has taken a charge to write off accounts receivable and other assets related to the contract with the client and for legal expenses associated with the arbitration, together totaling approximately $7 million, and an additional approximately $5 million of unrelated allowances for doubtful accounts and other charges. The company took all these charges in the fourth quarter of 2007, for a total of approximately $21 million. Excluding the charges, on a non-GAAP basis (1):

◆	Quarterly operating income was a record $15.0 million, or 8.8% of revenues, up 86% year-over-year, while full year operating income was $36.1 million.

◆	Quarterly net income was a record $12.3 million, while full year net income was $29.5 million.

◆	Quarterly diluted net earnings per share was a record $0.31, while full year diluted net earnings per share was $0.75.

•	Operating cash flows for the full year were a record $16.4 million.

•	Backlog as of December 31, 2007 was a record $734 million, up 21% compared to $606 million as of December 31, 2006.

•	Headcount reached a new record of 8,280 as of December 31, 2007.
_________________________
(1)	See “Use of Non-GAAP Financial Information” below for more information regarding Ness’ use of non-GAAP financial measures.

Ness Technologies Fourth Quarter and Full Year 2007

“We had a terrific fourth quarter, winning numerous significant deals, and as we end the year we are in the most fertile sales period in the history of the company,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “We settled the arbitration and cleaned up our balance sheet, taking a significant provision, and we are positioned for what we believe will be a strong 2008. Our core business is thriving, as shown by our fourth quarter results, where we delivered record quarterly and annual revenues and, excluding the provision, record quarterly operating income. Our global growth strategy is paying off, as manifested by the fact that almost 60% of our business in the fourth quarter was generated in North America and Europe, and our growth in Central Europe was especially impressive.”

“We also delivered record quarterly operating cash flows, as the result of our continued focus on collections and cash flow generation,” stated Ofer Segev, executive vice president and chief financial officer of Ness. “We took important steps to improve operating margins in each of our operating segments, and we are beginning to see the fruit of those decisions. Our balance sheet and liquidity remain strong, and we feel very confident about the future.”

Guidance

For the full year 2008, Ness expects to generate revenues in the range of $635 million to $655 million and diluted net earnings per share in the range of $1.00 to $1.05.

Guidance includes the effect of an anticipated increase in the number of outstanding diluted shares to an average of approximately 40 million in 2008, as the result of stock option exercises.

Guidance does not include any contribution to revenues or earnings per share from future acquisitions.

Conference Call Details

Ness Technologies President and Chief Executive Officer, Sachi Gerlitz, and Chief Financial Officer, Ofer Segev, will also conduct a conference call to discuss the fourth quarter and full year 2007 results. The call, which will be simultaneously webcast, will be at 8:30 AM Eastern Time / 5:30 AM Pacific Time on Tuesday, February 5, 2008.

To access the Ness Technologies fourth quarter and full year 2007 earnings conference call, participants in North America should dial 1-800-399-0427 and international participants should dial +1-706-634-5453. A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at www.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC) is a global provider of end-to-end IT services and solutions designed to help clients improve competitiveness and efficiency. Ness specializes in outsourcing and offshore, systems integration and application development, software and consulting, and quality assurance and training. With over 8,000 employees, Ness maintains operations in 18 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness Technologies, visit www.ness.com.

Ness Technologies Fourth Quarter and Full Year 2007

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Ness uses various non-GAAP measures of net income and earnings per share, including (a) exclusion of the one-time provision for extraordinary expenses taken in the fourth quarter of 2007 and (b) adjustments from results based on GAAP to exclude non-cash stock-based compensation expenses in accordance with SFAS 123R and amortization of intangible assets, net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating business internally and as such has determined that it is important to provide this information to investors.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 14, 2007. Ness is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Ness Technologies media contact:
David Kanaan
USA: 1-888-244-4919
Intl: + 972-3-540-8188
Email: media.int@ness.com

Ness Technologies investor contact:
Drew Wright
USA: 1-201-488-3262
Email: investor@ness.com

Ness Technologies Fourth Quarter and Full Year 2007

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended December 31,		Year ended December 31,
Statement of Operations Data:	2006	2007	2006	2007
		(Unaudited)		(Unaudited)

Revenues	$131,527	$170,039	$474,318	$562,302
Cost of revenues	97,312	120,273	342,104	399,356
Gross profit	34,215	49,766	132,214	162,946

Selling and marketing	9,700	13,116	35,315	41,735
General and administrative	16,443	26,982	63,288	90,439
Arbitration settlement charges	—	15,210	—	15,210
Total operating expenses	26,143	55,308	98,603	147,384

Operating income (loss)	8,072	(5,542)	33,611	15,562
Financial expenses, net	(150)	(468)	(1,280)	(30)
Gain on sale of cost investment	5,001	—	5,001	—
Other income (expenses), net	(88)	(644)	348	(817)
Income (loss) before taxes on income	12,835	(6,654)	37,680	14,715

Taxes on income	3,518	446	8,035	4,628
Equity in losses and gain from disposal of an affiliate	271	—	168	—
Net income (loss)	$9,588	$(7,100)	$29,813	$10,087

Basic net earnings (loss) per share	$0.26	$(0.18)	$0.83	$0.26
Diluted net earnings (loss) per share	$0.25	$(0.18)	$0.82	$0.26

Weighted average number of shares (in thousands) used in computing basic net earnings (loss) per share	37,589	39,195	35,999	39,076
Weighted average number of shares (in thousands) used in computing diluted net earnings (loss) per share	38,499	39,195	36,549	39,510

Ness Technologies Fourth Quarter and Full Year 2007

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended December 31,		Year ended December 31,
Segment Data:	2006	2007	2006	2007
		(Unaudited)		(Unaudited)
Revenues:
Ness North America (1)	$23,611	$26,169	$93,359	$105,139
Technologies & Systems Group (TSG)	14,434	14,106	56,391	57,383
Ness Europe (1)	31,031	46,338	98,081	126,886
Ness Israel	51,043	55,680	190,009	203,396
Other (1)	11,408	27,746	36,478	69,498
	$131,527	$170,039	$474,318	$562,302

Operating Income (Loss):
Ness North America (1)	$2,335	$1,692	$11,139	$8,272
Technologies & Systems Group (TSG)	1,462	1,352	6,929	7,035
Ness Europe (1)	2,255	4,255	7,955	10,212
Ness Israel	4,996	(10,974)	14,154	(3,189)
Other (1)	(351)	2,890	650	6,199
Unallocated Expenses	(2,625)	(4,757)	(7,216)	(12,967)
	$8,072	$(5,542)	$33,611	$15,562

Geographic Data:

Revenues:
Israel	$62,128	$66,721	$227,992	$250,388
North America	32,337	37,665	125,277	134,800
Europe	33,527	58,130	104,376	151,454
Asia Pacific	3,535	7,523	16,673	25,660
	$131,527	$170,039	$474,318	$562,302
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(1)
On January 1, 2007, we expanded our Managed Strategic Services (MSS) segment to include the non-financial services portions of Ness Innovative Business Services (formerly Innova), a component of our “Other” segment, and we changed the name of MSS to Ness North America; and we moved our Ness UK organization from our “Other” segment to our Ness Europe segment. 2006 results for these three segments have been reclassified to reflect the current organization of the segments.

Ness Technologies Fourth Quarter and Full Year 2007

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands

	Year ended December 31,
	2006	2007
		(Unaudited)
Cash flows from operating activities:
Net income	$29,813	$10,087
Adjustments required to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation-related expenses	583	1,610
Equity in losses and gain from disposal of an affiliate	(168)	—
Currency fluctuation of long-term debt	116	87
Depreciation and amortization	12,161	13,619
Deferred income taxes, net	(730)	(1,915)
Loss on sale of property and equipment	198	224
Excess tax benefits related to exercise of options	(2,343)	146
Gain on sale of cost investment	(5,001)	—
Loss on impairment of cost investment	—	730
Realized gain on sale of marketable securities	(128)	—
Increase in trade receivables, net	(22,895)	(15,580)
Increase in unbilled receivables	(10,479)	(468)
Decrease (increase) in other accounts receivable and prepaid expenses	529	(4,057)
Decrease (increase) in inventories and work in progress	2,363	(1,956)
Increase in long-term prepaid expenses and other assets	(419)	(991)
Increase (decrease) in trade payables	(994)	4,553
Increase (decrease) in advances from customers and deferred revenues	20,995	(5,555)
Increase in other long-term liabilities	749	1,748
Increase (decrease) in other accounts payable and accrued expenses	(20,560)	13,879
Increase in accrued severance pay, net	455	285
Net cash provided by operating activities	4,245	16,446

Cash flows from investing activities:
Net cash paid for acquisition of consolidated subsidiaries	(23,401)	(36,865)
Proceeds from sale of cost investment, net	3,135	1,866
Additional payments in connection with acquisitions of subsidiaries in prior periods	(5,162)	(10,241)
Proceeds from maturity of (investment in) short-term bank deposits	38,368	(682)
Proceeds from sale of marketable securities	2,779	—
Investment in affiliate at cost	(727)	—
Proceeds from sale of property and equipment	605	293
Purchase of property and equipment and capitalization of software development costs for internal use	(13,224)	(11,563)
Capitalization of software development costs	(233)	—
Net cash provided by (used in) investing activities	2,140	(57,192)

Cash flows from financing activities:
Exercise of options	30,234	2,957
Excess tax benefits related to exercise of options	2,343	(146)
Short-term bank loans and credit, net	(19,764)	(11,983)
Proceeds from long-term debt	—	45,813
Principal payments of long-term debt	(7,730)	(3,901)
Net cash provided by financing activities	5,083	32,740

Effect of exchange rate changes on cash and cash equivalents	1,628	4,428
Increase (decrease) in cash and cash equivalents	13,096	(3,578)
Cash and cash equivalents at the beginning of the year	33,579	46,675
Cash and cash equivalents at the end of the year	$46,675	$43,097

Ness Technologies Fourth Quarter and Full Year 2007

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands
	December 31,
	2006	2007
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$46,675	$43,097
Restricted cash	518	602
Short-term bank deposits	1,509	2,361
Trade receivables, net of allowance for doubtful accounts	136,934	184,861
Unbilled receivables	28,635	40,320
Other accounts receivable and prepaid expenses	15,357	27,887
Inventories and work in progress	411	2,563
Total current assets	230,039	301,691

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	6,480	8,014
Investments at cost	1,193	564
Unbilled receivables	14,985	8,919
Deferred income taxes	7,670	5,441
Severance pay fund	42,321	49,731
Total long-term assets	72,649	72,669

Property and equipment, net	28,279	34,072
Intangible assets, net	8,336	13,518
Goodwill	201,718	267,604
Total assets	$541,021	$689,554

CURRENT LIABILITIES:
Short-term bank credit	$4,477	$2,819
Current maturities of long-term debt	4,420	1,662
Trade payables	42,524	55,118
Advances from customers and deferred revenues	29,942	29,228
Other accounts payable and accrued expenses	76,128	119,798
Total current liabilities	157,491	208,625

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	2,151	46,926
Other long-term liabilities	1,552	5,135
Deferred income taxes	141	956
Accrued severance pay	47,031	57,465
Total long-term liabilities	50,875	110,482

Total stockholders' equity	332,655	370,447
Total liabilities and stockholders' equity	$541,021	$689,554

Ness Technologies Fourth Quarter and Full Year 2007

NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION TO SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
U.S. dollars in thousands (except per share data)

	Three months ended December 31, 2007	Year ended December 31, 2007

GAAP operating income (loss)	$(5,542)	$15,562
Arbitration settlement and other charges	20,574	20,574
Non-GAAP operating income	$15,032	$36,136

GAAP net income (loss)	$(7,100)	$10,087
Arbitration settlement and other charges, net of taxes	19,371	19,371
Non-GAAP net income	$12,271	$29,458

GAAP earnings (loss) per share (diluted)	$(0.18)	$0.26
Adjustment to earnings (loss) per share (diluted)	0.49	0.49
Non-GAAP earnings per share (diluted)	$0.31	$0.75

Number of shares (in thousands) used in computing GAAP earnings (loss) per share (diluted)	39,195	39,512
Adjustment of number of shares	149	—
Number of shares (in thousands) used in computing non-GAAP earnings per share (diluted)	39,344	39,512

Ness Technologies Fourth Quarter and Full Year 2007